UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2021

CANO HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39289	98-1524224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 NW 117th Avenue, Suite 200

Miami, Florida 33178

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (855) 226-6633

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CANO	The New York Stock Exchange
Warrants to purchase one share of Class A Common Stock at an exercise price of $11.50	CANO WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 12, 2021, Cano Health, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2021. A copy of that press release as well as the Cano Health Q2 2021 financial supplement for the quarter ended June 30, 2021 are available on the Company’s website and are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference. This Item 2.02 and the attached Exhibits 99.1 and 99.2 are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended , or the Exchange Act.

The Company will host a conference call and audio webcast today at 8:30 a.m. Eastern Time, during which management will discuss the second quarter results and provide commentary on business performance. A question and answer session with analysts and investors will follow the prepared remarks.

The conference call can be accessed by dialing 844-684-0650 (domestic) or 343-761-2594 (international).

A live audio webcast of the conference call will be available through the “Events & Presentations” section of the Investor page of the Company’s website, www.canohealth.com. A replay of the webcast will be archived on the Company’s website for 30 days following the call.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Press release dated August 12, 2021.

99.2	Cano Health Q2 2021 financial supplement for the quarter ended June 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO HEALTH, INC.

Date: August 12, 2021	By:	/s/ Dr. Marlow Hernandez
	Name:	Dr. Marlow Hernandez
	Title:	Chief Executive Officer and President